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                                                                    EXHIBIT 10.5

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                                        Void after March 5, 2009

                              IMMERSION CORPORATION

                          COMMON STOCK PURCHASE WARRANT

        THIS COMMON STOCK PURCHASE WARRANT is made and entered into as of March 5, 1999 by and between Immersion Corporation and Cybernet Systems Corporation, a Delaware corporation (the "Initial Holder" or "Cybernet").

        THIS CERTIFIES THAT, for value received, Cybernet is entitled to purchase Three Hundred Eighty-Six Thousand (386,000) shares ("Warrant Shares") of Common Stock ("Common Stock") of Immersion Corporation, a California corporation, at a price of $2.95 per share, subject to adjustments as provided for in Section 5 and subject to all other terms and conditions set forth in this Warrant.

        1. Definitions. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

            (a) "Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            (b) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

            (c) "IMMERSION" shall mean Immersion Corporation, a California corporation, and any corporation which shall succeed to or assume the obligations of Immersion Corporation, under this Warrant in accordance with the terms hereof.

            (d) "Date of Grant" shall mean March 5, 1999.

            (e) "Exercise Price" shall mean $2.95, subject to adjustments as set forth in Section 5.

            (f) "Fair Market Value" means, as of any date, the value of a share of Common Stock or other property as determined by the Board of Directors of IMMERSION, in its sole discretion, or by IMMERSION, in its sole discretion, if such determination is expressly allocated to IMMERSION, herein, subject to the following:


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                (i) If, on such date, there is a public market for the Common
Stock, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock (or the mean of the closing bid and asked price of a share of Common Stock if the Common Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market, or such other national or regional securities exchanges or market systems constituting the primary market for the Common Stock, as reported in the Wall Street Journal or such other source as IMMERSION deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other approved day as shall be determined by the Board, in its sole discretion.

                (ii) If, on such day, there is no public market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Board without regard to any restriction other than a restriction which, by its terms will never lapse.

            (g) "Holder" shall mean any person who shall at the time be the registered holder of this Warrant.

            (h) "Initial Holder" shall mean Cybernet Systems Corporation.

            (i) "Original Exercise Price" shall mean $2.95.

            (j) "Recapitalization Event" shall mean an event described in
Section 5(a)(i) or 5(a)(ii).

            (k) "Warrant Expiration Date" shall mean March 5, 2009.

        2. Issuance of Warrant and Consideration Therefor. This Warrant is issued in consideration for the consulting services to be provided to IMMERSION pursuant to the Consulting Services Agreement of even date herewith.

        3. Method of Exercise and Payment.

            (a) Exercise of Warrant. This Warrant may be exercised in whole or part by the Holder, at any time prior to its expiration as set forth in Section 16 herein, by the surrender of this Warrant, together with the Notice of Exercise or Conversion and Investment Representation Statement in the forms attached hereto as Exhibits A and B, respectively, duly completed and delivered to the principal office of IMMERSION, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Exercise Price in cash or by check with respect to the Warrant Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, IMMERSION shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Shares then issuable upon exercise, promptly after


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surrender of the Warrant upon such exercise, IMMERSION will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions set forth herein.

            (b) Conversion. In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof, at any time prior to its expiration, into a portion of the Warrant Shares by executing and delivering to IMMERSION at its principal office the written Notice of Exercise or Conversion and Investment Representation Statement in the forms attached hereto as Exhibits A and B, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of the Warrant Shares to be issued to Holder upon such conversion shall be computed by dividing (a) the aggregate Fair Market Value of the Warrant Shares issuable upon the exercise of the Warrant minus the aggregate Exercise Price of such Warrant Shares by (b) the Fair Market Value of one Warrant Share. For purposes of clause (a) of the preceding sentence of this
Section 3(b), the "Warrant Shares issuable upon the exercise of the Warrant" shall refer to the Number of Warrant Shares specified in the notice delivered by the Initial Holder pursuant to this Section 3(b) upon the conversion of the Warrant pursuant to this Section 3(b), which number shall not exceed with respect to any exercise of the conversion right set forth in this Section 3(b), the Number of Warrant Shares less the number of shares previously acquired upon exercise of the Warrant or deemed to be exercised upon conversion of the Warrant pursuant to this Section 3(b).

                (i) Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Warrant Shares issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, IMMERSION shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such conversion.

                (ii) If the Warrant shall be converted for less than the total number of Warrant Shares then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, IMMERSION will execute and deliver a new Warrant as to the portion of the Warrant not converted, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder with respect to the portion of the Warrant not converted upon the same terms and conditions set forth herein.

            (c) Method of Payment. Payment upon exercise of this Warrant pursuant to Section 3(a) shall be made either (i) by check drawn on a United States bank and for United States funds made payable to IMMERSION or (ii) by wire transfer of United States funds for the account of IMMERSION.

            (d) No Fractional Shares. No fractional shares shall be issued in connection with any exercise or provision hereunder, but in lieu of such fractional shares IMMERSION shall make a cash payment therefor upon the basis of the Fair Market Value of a Warrant Share as of the date of exercise or conversion.


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        4. Corporate Sale.

            (a) "Corporate Sale". A "Corporate Sale" means the occurrence of one of the following events: (i) a consolidation or merger of IMMERSION with or into any other corporation or corporations (other than a wholly-owned subsidiary) in which the shareholders of IMMERSION immediately prior to such transaction hold fifty percent (50%) or less of the total voting power for the election of directors of the acquiring or surviving entity immediately following the transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the assets of IMMERSION or (iii) the consummation of any transaction or series of related transactions which results in IMMERSION's shareholders immediately prior to such transaction holding fifty percent (50%) or less of the voting power of the acquiring or surviving entity immediately following the transaction.

            (b) Effect of a Corporate Sale. Immediately prior to the occurrence of any Corporate Sale, this Warrant shall be deemed to have been automatically converted into Warrant Shares as if the Holder had converted the Warrant in full pursuant to Section 3(b), and Holder shall be required to deliver to IMMERSION the written Notice of Exercise or Conversion and Investment Representation Statements in accordance with Section 3(b). Holder shall participate in the Corporate Sale on the same terms as other holders of the class and series of capital stock of IMMERSION into which the Warrant has been converted to the extent holders of such class and series of capital stock are entitled to do so.

        5. Adjustment of Exercise Price and Number of Warrant Shares. The number and type of securities issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Recapitalization Events.

                (i) Stock Splits, Stock Dividends and Combinations. In case IMMERSION shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding Common Stock, the Exercise Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Warrant Shares shall be proportionately increased, and in case IMMERSION shall at any time combine the outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                (ii) Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant (other than a Corporate Sale), the Exercise Price shall be appropriately adjusted and the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Warrant Shares if this Warrant had been exercised or converted immediately before such reclassification, exchange, substitution, or other event. The provisions of this
Section 5(a)(ii) shall similarly apply to


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successive reclassifications, exchanges, substitutions, or other events (other than a Corporate Sale).

            (b) Adjustment of Exercise Price and Number of Warrant Shares for Antidilution Events.

                (i) Special Definitions. For purposes of this Section 5(b)(i), the following definitions shall apply:

                    (1) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                    (2) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                    (3) "Additional Shares of Common" shall mean all shares of Common Stock issued (or, pursuant to Section 5(b)(iii) below, deemed to be issued) by the Corporation after the Date of Grant, other than shares of Common Stock issued or issuable:

                        (A) upon conversion of shares of Series A, Series B, Series C and Series D Preferred Stock of IMMERSION or as a result of an adjustment of the price at which the Series C or Series D Preferred Stock convert into Common Stock pursuant to IMMERSION's Amended and Restated
Articles of Incorporation or as a consequence or effect of the operation of this
Section 5;

                        (B) upon exercise of warrants to purchase an aggregate of (i) 228,250 shares of Common Stock, (ii) 7,500 shares of Series A Preferred Stock, and (iii) 18,000 shares of Series C Preferred Stock of IMMERSION outstanding as of the Date of Grant (as adjusted for Recapitalization Events);

                        (C) to officers, directors or employees of, or consultants to, the Corporation pursuant to a stock grant, option plan or purchase plan or other employee stock incentive program or agreement approved by the Board, not to exceed 8,400,000 shares, inclusive of the 3,608,002 shares subject to outstanding options and the 1,443,301 shares issued upon exercise of outstanding options but net of repurchases, cancellations, terminations and expirations, since the Date of Grant (as adjusted for Recapitalization Events);

                        (D) in connection with the acquisition by IMMERSION of another business entity or majority ownership thereof or technology or other assets thereof, provided that (A) such entity is not an affiliate (any person or entity controlling, controlled by or under common control with IMMERSION, an "Affiliate") of any director, officer or other natural person who is an Affiliate of IMMERSION (a "Control Person") other than in such Control
Person's capacity as an officer, director or shareholder of IMMERSION and such Control Person does not have a material interest in such entity other than as an officer, director or shareholder of IMMERSION, or (B) such issuances of Common Stock issued or issuable are made in a bona fide arm's length transaction as determined by the Board of Directors of IMMERSION;


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                        (E) in an amount up to 750,000 shares of Common Stock
(as adjusted for Recapitalization Events), in connection with any lease financing transaction approved by IMMERSION's Board of Directors;

                        (F) as a dividend or distribution on Series A, Series B, Series C or Series D Preferred Stock of IMMERSION;

                        (G) upon exercise of nonqualified stock options outstanding as of the Date of Grant to purchase 100,000 shares of Common Stock (as adjusted for Recapitalization Events);

                        (H) in an amount up to 500,00 shares of Common Stock or options to purchase Common Stock for general corporate purposes provided such issuance is approved by IMMERSION's Board of Directors;

                        (I) by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common by the foregoing clauses (A) through (I) or this clause (J); or

                        (J) as a result of a Recapitalization Event.

                    (ii) No Adjustment of Exercise Price. No adjustment to the Exercise Price shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an Additional Share of Common issued or deemed to be issued by the Corporation is less than the Exercise Price, as applicable, in effect on the date of, and immediately prior to, such issue and such issue is not approved by the holders of a majority of the Preferred Stock outstanding as of the date of such issue, or such record date, as the case may be.

                    (iii) Deemed Issue of Additional Shares of Common.

                        (1) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Date of Grant shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the exercise of such Options and conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(b)(v) hereof) of such Additional Shares of Common would be less than the Exercise Price immediately prior to such issue, or such record date, as the case may be, and such issue is not approved by the holders of a majority of the Preferred Stock outstanding as of the date of such issue, or such record date, as the case may be and provided further that in any such case in which Additional Shares of Common are deemed to be issued:


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                        (A) except as provided in Section 5(b)(iii)(1)(C) below,
no further adjustment to the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                        (C) no readjustment pursuant to clause (B) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (1) the Exercise Price on the original adjustment date or (2) the Exercise Price that would have resulted from any issuance of Additional Shares of Common between the original adjustment date and such readjustment date.

                    (iv) Adjustment to the Number of Warrant Shares and the Exercise Price Upon Issuance of Additional Shares of Common. In the event this Corporation shall issue Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to Section 5(b)(iii)) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue and such issuances are not approved by the holders of a majority of the Preferred Stock outstanding as of the date of such issue, or such record date, as the case may be (such issuance price being referred to herein as the "Dilution Price"), then and in each such event:

                    (1) The number of Warrant Shares which the Holder of this Warrant shall be entitled to purchase immediately after such issue shall be the number computed by multiplying

                        (A) the number of Warrant Shares which remain outstanding pursuant to this Warrant by

                        (B) a fraction, the numerator of which shall be the Exercise Price and the denominator of which shall be the Adjusted Exercise Price as hereinafter defined and determined; and

                    (2) The Exercise Price payable and in effect upon exercise of the Warrant immediately after such issue (the "Adjusted Exercise Price") shall be calculated by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by IMMERSION for the total number of Additional Shares of Common so issued would purchase at such Exercise Price;


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and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so converted) as of such date.

                (v) Determination of Consideration. For purposes of this Section 5(b), the consideration received by the Corporation for the issue of any Additional Shares of Common shall be computed as follows:

                    (1) Cash and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by IMMERSION;

                        (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by IMMERSION's Board of Directors in the good faith exercise of its reasonable business judgment; and

                        (C) in the event Additional Shares of Common are issued together with other shares or securities or other assets of IMMERSION for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by IMMERSION's Board of Directors.

                    (2) Options and Convertible Securities. The consideration per share received by IMMERSION for Additional Shares of Common deemed to have been issued pursuant to Section 5(b), relating to Options and Convertible Securities, shall be determined by dividing.

                        (A) the total amount, if any, received or receivable by IMMERSION as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to IMMERSION upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.


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            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment to the number of Warrant Shares pursuant to this
Section 5(b), IMMERSION at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

        6. Rights of Shareholders. No Holder shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of IMMERSION which may at any time be issuable on the exercise or conversion of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of IMMERSION or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, transfer of assets or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised or converted and the Warrant Shares issuable upon exercise or conversion hereof shall have become deliverable, as provided herein.

        7. Replacement of Warrants. On receipt of evidence reasonably satisfactory to IMMERSION of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to IMMERSION or, in the case of mutilation, on surrender and cancellation of this Warrant, IMMERSION at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

        8. Exchange of Warrant. On surrender of this Warrant for exchange, properly endorsed and subject to the provisions of this Warrant with respect to compliance with the Act and to compliance with the Act, IMMERSION at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Common Stock issuable upon exercise thereof. The IMMERSION may treat the holder of record of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

        9. Legends. The IMMERSION may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Warrant. The Holder shall, at the request of IMMERSION, promptly present to IMMERSION any and all certificates representing shares acquired pursuant to the Warrant in the possession of the Holder in order to carry out the provisions of this Section. Unless otherwise specified by IMMERSION, legends placed on such certificates may include, but shall not be limited to, the following:

            (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH


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RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE
HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

            (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California or other applicable state securities laws.

        10. Representations and Warranties.

        In connection with the acquisition of the Warrant Shares the Initial Holder hereby agrees, represents and warrants as follows:

            (a) The Initial Holder is acquiring the Warrant and will acquire any Warrant Shares solely for the Initial Holder's own account and not with a view to, or for resale in connection with, any distribution thereof within meaning of the Securities Act.

            (b) The Initial Holder has such knowledge and experience in financial and business matters as to make the Initial Holder capable of evaluating the merits and risks of the Warrant and any investment in shares acquired pursuant to the Warrant and to protect the Initial Holder's own interests in the transaction.

            (c) The Initial Holder has either (a) a preexisting relationship with IMMERSION or any of its officers, directors, or controlling persons, consisting of contacts or a nature and duration to enable the Initial Holder to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (b) such knowledge and experience in financial and business matters (or has relied on the financial and business knowledge and experience of the Initial Holder's professional advisor who is unaffiliated with and who is not, directly or indirectly, compensated by IMMERSION or any affiliate or selling agent of IMMERSION) as to make the Initial Holder capable of evaluating the merits and the risks of the Warrant and any investment in shares acquired pursuant to the Warrant and to protect the Initial Holder's own interests in the transaction, or
(c) both such relationships and such knowledge and experience.

            (d) The Initial Holder realizes that the acquisition of Warrant Shares will be a highly speculative investment, and that the Initial Holder is able, without impairing its financial condition, to hold such Warrant Shares for an indefinite period of time and to suffer a complete loss on its investment.

            (e) The Initial Holder understands that the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from IMMERSION in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances. The Initial Holder is aware of the provisions of Rule 144 promulgated under the Securities Act as presently in effect and understands the resale provisions imposed thereunder and by the Securities Act.



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            (f) The Initial Holder understands that no public market now exists for any of the securities issued by IMMERSION, that IMMERSION has made no assurance that a public market will ever exist for the Warrant Shares and that, even if such a public market exists at some future time, IMMERSION may not then be satisfying the current public information requirements which would permit the limited resale of the shares under Rule 144.

            (g) Without in any way limiting the Initial Holder's representation and warranties set forth above, the Initial Holder further agrees that it shall in no event make any disposition of any Warrant Shares unless and until:

                (i) There is an effective registration statement under the Securities Act covering such proposed disposition is made in accordance with said registration statement; or

                (ii) the Initial Holder shall have (i) notified IMMERSION of the proposed disposition and furnished IMMERSION with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) furnished IMMERSION with an opinion of its own counsel to the effect that such disposition will not require the registration of such shares under the Securities Act, such opinion of the Initial Holders counsel shall have been concurred in by counsel for IMMERSION, and IMMERSION shall have advised the Initial Holder of such concurrence.

            (h) The Initial Holder was not presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any such advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television, radio or similar communications media, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

        11. Restrictions on Transfer of Shares. Subject to applicable federal and state securities laws, IMMERSION shall not unreasonably restrict the transfer of the Warrant Shares or Common Stock issuable upon exercise or conversion of this Warrant.

        12. Binding Effect. Subject to the restrictions on transfer set forth herein, this Warrant shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

        13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Warrant provides for effectiveness only upon actual receipt of such notice) upon personal delivery, overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail return receipt requested, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

        14. Applicable Law. This Warrant shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

        15. Arbitration. In the event of any dispute or claim relating to or arising out of this Warrant, Initial Holder and IMMERSION agree that all such disputes shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association in San Jose County, California. Initial Holder and IMMERSION hereby knowingly and willingly waive their respective rights to have any such disputes or claims tried to a judge or jury.

        16. Reservation of Shares. The IMMERSION at all times shall reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise or conversion of this Warrant, such number of shares of Common Stock as from time to time shall be sufficient to effect the exercise or conversion of this Warrant.

        17. Expiration. The right to exercise or convert this Warrant shall expire on the first to occur of (a) 5:00 P.M. California time or the Warrant Expiration Date or (b) a Corporate Sale to the extent provided in Section 4.

                                    IMMERSION CORPORATION

                                      /s/ Louis B. Rosenberg
                                    --------------------------------------
                                    By:  Louis B. Rosenberg
                                    Title:  President

                                    Corporate Address:  2158 Paragon Drive
                                                        San Jose, CA  95131


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




                                    EXHIBIT A

                        NOTICE OF EXERCISE OR CONVERSION

                                                         Date: __________, 19___

Immersion Corporation
2158 Paragon Drive
San Jose, CA  95131

Attention:  ________________

Dear M_____________________:

        The undersigned hereby elects to exercise or convert the enclosed Warrant dated January ___, 1999 issued to it by Immersion Corporation (the "IMMERSION").

        The undersigned elects to:

        /_/ Exercise the Warrant and to purchase thereunder __________ Warrant Shares (as defined in the Warrant) at an exercise price of $_____ per Share, or an aggregate purchase price of ____________ Dollars ($_________ ) (the "Purchase Price"). Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full, by cash or wire transfer.

        /_/ Convert the value of _________ Warrant Shares issuable upon exercise of the Warrant (that is, % of the Warrant).

                                               Very truly yours,

                                               Warrant Holder

                                               By: ____________________________

                                               Title: _________________________

Accepted and Acknowledged:

Immersion Corporation

By:  _____________________________

Dated: ___________________________,

                                    EXHIBIT B

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO IMMERSION CORPORATION ALONG WITH THE NOTICE OF EXERCISE OR CONVERSION BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED JANUARY ___, 1999 WILL BE ISSUED.

                       INVESTMENT REPRESENTATION STATEMENT

                             ------------------, ---

Immersion Corporation
2158 Paragon Drive
San Jose, CA  95131

Attention:  ___________________

Gentlemen:

        The undersigned, ______________________ ("Purchaser"), intends to acquire up to ___________________ shares of the Common Stock (the "Stock") of Immersion Corporation (the "IMMERSION") pursuant to the exercise of certain warrants to purchase common stock held by the Purchaser. The Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by IMMERSION, Purchaser represents, warrants and agrees as follows:

        The Purchaser is an accredited investor within the meaning of Rule 501 under the 1933 Act and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of the Stock and of protecting Purchaser's interests in connection therewith.

        Purchaser is acquiring the Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Stock in violation of the 1933 Act or the general rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

        Purchaser has been advised that the Stock has not been registered under the 1933 Act or state securities laws on the grounds that this transaction is exempt from registration, and that reliance by IMMERSION on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

        Purchaser has been informed that under the 1933 Act, the Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Stock. Purchaser further agrees that IMMERSION may refuse to permit Purchaser to sell, transfer or dispose of the Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for IMMERSION, to the effect that such registration is not required.

        Purchaser also understands and agrees that there will be placed on the certificate(s) for the Stock, or any substitutions therefor, a legend stating in substance:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

        Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Stock with Purchaser's counsel.

                                            Very truly yours,

                                            Cybernet Systems Corporation

                                            By
                                               --------------------------------
                                            Title
                                                 ------------------------------